UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23510

LORD ABBETT FLOATING rATE high income FUND

(Exact name of Registrant as specified in charter)

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.
Vice President and Assistant Secretary

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Report to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Floating Rate High Income Fund

For the fiscal year ended December 31, 2024

Table of Contents

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Expenses and Holdings Presented by Sector

5	Consolidated Schedule of Investments

22	Consolidated Statement of Assets and Liabilities

23	Consolidated Statement of Operations

24	Consolidated Statement of Changes in Net Assets

25	Consolidated Statement of Cash Flows

28	Consolidated Financial Highlights

30	Notes to Consolidated Financial Statements

48	Report of Independent Registered Public Accounting Firm

50	Supplemental Information to Shareholders

Lord Abbett Floating Rate High Income Fund
Annual Report

For the fiscal year ended December 31, 2024

From left to right: John Shaffer, Independent Trustee and Chair of the Lord Abbett Alternatives Funds Board of Trustees and Steven F. Rocco, Interested Trustee, President and Chief Executive Officer of the Lord Abbett Alternatives Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Floating Rate High Income Fund for the fiscal year ended December 31, 2024. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates and Fund literature. Thank you for investing in the Lord Abbett Family of Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Steven F. Rocco

Trustee, President and Chief Executive Officer

For the fiscal year ended December 31, 2024, the Fund returned 11.65%, reflecting performance at the net asset value of Class I shares with all distributions reinvested, compared to its benchmark, the Morningstar LSTA US Leveraged Loan Index*, which returned 8.95% over the same period.

Positive factors for the markets included momentum around the soft-landing narrative, which was supported by signs of a cooling labor market and a slowing economy. This led to the U.S. Federal Reserve lowering its policy rate by

50 basis points in September, 25 basis points in November, and 25 basis points in December. Mixed economic data, including softer consumer price index reports and fluctuating job market indicators, contributed to rate cut expectations during the period, and also sparked recession fears. However, these factors were mostly balanced by strong consumer spending and retail sales.

The Fund’s security selection within the Software sector contributed to relative performance during the period. The Fund held several positions within subsectors like

Application Software, which outperformed for idiosyncratic reasons. Additionally, the Fund’s positioning within the Hotels, Restaurants, and Leisure sector contributed to relative returns. Elsewhere, the Fund held an allocation to collateralized loan obligations (CLOs) that aided relative performance due to a combination of high carry and a strong technical backdrop for the asset class.

Security selection within the Health Care Providers and Services sector detracted from relative performance during the period. In Health Care Providers, the Fund held several overweight positions to issuers in Healthcare Services and Staffing industries that underperformed around idiosyncratic pressures. This was a similar case in IT Services, where the Fund was overweight several positions in Internet Services & Infrastructure and Interactive Media and Services that underperformed the benchmark.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the U.S. leveraged loan market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2024. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Floating Rate High Income Fund

Investment Comparison

Below is a comparison of a $1 million investment in Institutional Class shares with the same investment in the Morningstar LSTA US Leveraged Loan Index, and the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. Effective as of the date of this report, the Fund’s broad-based securities market index changed from the Credit Suisse Leveraged Loan Index to the Morningstar LSTA US Leveraged Loan Index because Lord Abbett believes the Morningstar LSTA US Leveraged Loan Index will more closely reflect the Fund’s investment universe, in light of changes to the publication, calculation and governance of the Credit Suisse Leveraged Loan Index. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value
for the Periods Ended December 31, 2024

	1 Year	Life of Class
Institutional Class[2]	11.65%	12.15%
Class A3	8.55%	10.32%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2 Institutional Class shares commenced operations and performance began on January 10, 2023. Performance is at net asset value.

3 Class A shares commenced operations and performance began on January 10, 2023. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.50% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2024, is calculated using the SEC-required uniform method to compute such return.

Portfolio Holdings Presented by Sector

December 31, 2024

Holdings by Asset Allocation*	%**
Asset-Backed Securities	4.95%
Corporate Bonds	6.81%
Floating Rate Loans	79.26%
Government Sponsored Enterprises Securities	0.76%
U.S. Treasury Obligations	1.24%
Repurchase Agreements	6.98%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Consolidated Schedule of Investments

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value
LONG-TERM INVESTMENTS 122.89%

ASSET-BACKED SECURITIES 6.67%

Automobiles 0.60%
CAL Receivables LLC Series 2022-1 Class B†	8.948% (30 day USD SOFR Average + 4.35%	)#	10/15/2026	$75,301	$75,250

Other 6.07%
Apidos CLO XLVIII Ltd. Series 2024-48A Class E†	11.065% (3 mo. USD Term SOFR + 5.75%	)#	7/25/2037	150,000	154,247
ARES XLIII CLO Ltd. Series 2017-43A Class D1R2†	7.445% (3 mo. USD Term SOFR + 3.00%	)#	1/15/2038	150,000	150,591	(a)
Dryden 115 CLO Ltd. Series 2024-115A Class E†	11.732% (3 mo. USD Term SOFR + 7.10%	)#	4/18/2037	150,000	153,630
Empower CLO Ltd. Series 2024-2A Class E†	11.376% (3 mo. USD Term SOFR + 6.05%	)#	7/15/2037	100,000	101,935
Generate CLO 16 Ltd. Series 2024-16A Class E†	11.157% (3 mo. USD Term SOFR + 6.15%	)#	7/20/2037	100,000	102,643
Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A Class E†	11.069% (3 mo. USD Term SOFR + 5.75%	)#	7/24/2037	100,000	101,426
Total					764,472
Total Asset-Backed Securities (cost $824,057)					839,722

CORPORATE BONDS 9.18%

Airlines 0.60%
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(b)	9.50%		6/1/2028	75,000	75,559

Apparel 0.64%
S&S Holdings LLC†	8.375%		10/1/2031	80,000	80,959

Building Materials 0.40%
ACProducts Holdings, Inc.†	6.375%		5/15/2029	80,000	50,854

Chemicals 1.58%
ASP Unifrax Holdings, Inc.†	10.425%		9/30/2029	79,938	81,008
Kobe U.S. Midco 2, Inc.†	9.25%		11/1/2026	138,915	118,252
Total					199,260

See Notes to Consolidated Financial Statements.	5

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Energy-Alternate Sources 0.50%
Sunnova Energy Corp.†	5.875%		9/1/2026		$75,000	$62,704

Entertainment 0.56%
AMC Entertainment Holdings, Inc.	6.125%		5/15/2027		78,000	70,005

Hand/Machine Tools 0.70%
Werner FinCo LP/Werner FinCo, Inc.†	11.50%		6/15/2028		80,000	88,805

Investment Companies 0.76%
Saks Global Enterprises LLC†	11.00%		12/15/2029		99,000	95,438

Machinery-Diversified 0.83%
Mangrove Luxco III SARL†	8.179% (3 mo. EURIBOR + 5.00%	)#	7/15/2029	EUR	100,000	104,841

Pharmaceuticals 1.47%
Curaleaf Holdings, Inc.	8.00%		12/15/2026		$75,000	71,812
Trulieve Cannabis Corp.	8.00%		10/6/2026		115,000	112,902
Total						184,714

Retail 0.34%
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		69,000	42,512

Telecommunications 0.80%
Lumen Technologies, Inc.†	4.00%		2/15/2027		110,000	100,650
Total Corporate Bonds (cost $1,141,309)						1,156,301

FLOATING RATE LOANS(c) 107.04%

Advertising 1.98%
Advantage Sales & Marketing, Inc. 2024 Term Loan(d)	–	(e)	10/28/2027		119,642	119,464
CMG Media Corp. 2024 Term Loan(d)	7.929% (3 mo. USD Term SOFR + 3.50%	)	6/18/2029		62,048	55,967
Summer BC Holdco B SARL 2024 USD Term Loan B	9.589% (3 mo. USD Term SOFR + 5.00%	)	2/15/2029		72,733	73,347
Total						248,778

Aerospace 0.52%
Peraton Corp. 2nd Lien Term Loan B1	12.364% (3 mo. USD Term SOFR + 7.75%	)	2/1/2029		79,679	65,221

Aerospace/Defense 0.00%
Bleriot U.S. Bidco, Inc. 2023 Term Loan B	–	(e)	10/31/2030		169	170

6	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Airlines 0.72%
JetBlue Airways Corp. 2024 Term Loan B(d)	9.854% (3 mo. USD Term SOFR + 5.50%	)	8/27/2029		$89,775	$90,636

Auto Parts & Equipment 0.70%
Tenneco, Inc. 2022 Term Loan B(d)	9.429% (3 mo. USD Term SOFR + 5.00%	)	11/17/2028		90,000	87,615

Beverages 0.90%
Triton Water Holdings, Inc. 2024 Incremental Term Loan B(d)	8.329% (3 mo. USD Term SOFR + 4.00%	)	3/31/2028		111,656	112,756

Building Materials 1.74%
Cornerstone Building Brands, Inc. 2021 Term Loan B(d)	7.747% (1 mo. USD Term SOFR + 3.25%	)	4/12/2028		50,000	47,888
Cornerstone Building Brands, Inc. 2024 Term Loan B(d)	8.897% (1 mo. USD Term SOFR + 4.50%	)	5/15/2031		76,762	74,148
CP Atlas Buyer, Inc. 2021 Term Loan B(d)	8.207% (1 mo. USD Term SOFR + 3.75%	)	11/23/2027		99,812	97,514
Total						219,550

Chemicals 0.61%
Lonza Group AG EUR Term Loan B	6.608% (3 mo. EURIBOR + 3.93%	)	7/3/2028	EUR	75,000	76,413

Commercial Services 8.56%
Allied Universal Holdco LLC 2021 USD Incremental Term Loan B(d)	8.207% (1 mo. USD Term SOFR + 3.75%	)	5/12/2028		$64,347	64,637
Boluda Towage SL 2024 EUR Term Loan B	6.412% (3 mo. EURIBOR + 3.50%	)	1/31/2030	EUR	99,000	103,373
Brock Holdings III, Inc. 2024 Term Loan B(d)	10.329% (6 mo. USD Term SOFR + 6.00%	)	5/2/2030		$73,000	73,547
Crash Champions LLC 2024 Term Loan B(d)	9.271% (3 mo. USD Term SOFR + 4.75%	)	2/23/2029		133,669	126,944
Garda World Security Corp. 2024 Term Loan B (Canada)(b)(d)	7.897% (1 mo. USD Term SOFR + 3.50%	)	2/1/2029		161,977	162,889
IFCO Management GmbH 2024 EUR 1st Lien Term Loan B	6.697% (3 mo. EURIBOR + 3.50%	)	11/29/2029	EUR	68,572	71,453

See Notes to Consolidated Financial Statements.	7

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value
Commercial Services (continued)
Raven Acquisition Holdings LLC Delayed Draw Term Loan(d)(f)	–	(e)	11/19/2031	$7,533	$7,560
Raven Acquisition Holdings LLC Term Loan B(d)	7.607% (1 mo. USD Term SOFR + 3.25%	)	11/19/2031	105,467	105,836
Spin Holdco, Inc. 2021 Term Loan	8.706% (3 mo. USD Term SOFR + 4.00%	)	3/4/2028	108,869	92,173
Spring Education Group, Inc. Term Loan(d)	8.329% (3 mo. USD Term SOFR + 4.00%	)	10/4/2030	101,171	101,930
TTF Holdings LLC 2024 Term Loan(d)	8.107% (1 mo. USD Term SOFR + 3.75%	)	7/18/2031	92,000	91,540
XPLOR T1 LLC Term Loan B	7.827% (3 mo. USD Term SOFR + 3.50%	)	6/24/2031	75,000	75,750
Total					1,077,632

Computers 2.68%
Clover Holdings 2 LLC Term Loan B(d)	8.428% (3 mo. USD Term SOFR + 4.00%	)	11/1/2031	125,000	126,563
McAfee LLC 2024 USD 1st Lien Term Loan B(d)	7.37% (1 mo. USD Term SOFR + 3.00%	)	3/1/2029	99,712	99,924
Vision Solutions, Inc. 2021 2nd Lien Term Loan	12.097% (3 mo. USD Term SOFR + 7.25%	)	4/23/2029	115,000	111,277
Total					337,764

Containers & Packaging 2.60%
Berlin Packaging LLC 2024 Term Loan B7(d)	7.892% (3 mo. USD Term SOFR + 3.50%	)	6/7/2031	119,700	120,538
Pretium Packaging LLC Second Out Term Loan A1	9.171% (3 mo. USD Term SOFR + 4.60%	)	10/2/2028	100,480	80,353
SupplyOne, Inc. 2024 Term Loan B(d)	8.107% (1 mo. USD Term SOFR + 3.75%	)	4/21/2031	125,055	126,253
Total					327,144

Distribution/Wholesale 0.55%
BCPE Empire Holdings, Inc. 2024 1st Lien Term Loan(d)	7.857% (1 mo. USD Term SOFR + 3.50%	)	12/11/2028	68,312	68,775

8	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value
Diversified Financial Services 4.21%
Advisor Group, Inc. 2024 Term Loan B(d)	7.857% (1 mo. USD Term SOFR + 3.50%	)	8/17/2028	$114,426	$115,030
Aretec Group, Inc. 2024 1st Lien Term Loan B(d)	–	(e)	8/9/2030	160,000	160,538
Dechra Pharmaceuticals Holdings Ltd. USD Term Loan B (United Kingdom)(b)	–	(e)	12/4/2031	95,000	95,564
DRW Holdings LLC 2024 Term Loan B(d)	8.588% (6 mo. USD Term SOFR + 3.50%	)	6/26/2031	80,444	80,595
FNZ Group Services Ltd. 2024 USD Term Loan B (Cayman Islands)(b)(d)	9.554% (3 mo. USD Term SOFR + 5.00%	)	11/5/2031	80,000	78,225
Total					529,952

Electric 1.46%
Compass Power Generation LLC 2024 Term Loan B3(d)	8.107% (1 mo. USD Term SOFR + 3.75%	)	4/14/2029	110,445	111,550
Cornerstone Generation LLC Term Loan B(d)	–	(e)	10/28/2031	72,000	72,720
Total					184,270

Electric: Generation 1.25%
EFS Cogen Holdings I LLC 2020 Term Loan B(d)	8.104% (3 mo. USD Term SOFR + 3.50%	)	10/3/2031	156,913	157,893

Electronics 0.59%
LSF12 Crown U.S. Commercial Bidco LLC Term Loan B(d)	8.646% (3 mo. USD Term SOFR + 4.25%	)	12/2/2031	74,000	74,000

Engineering & Construction 0.62%
Service Logic Acquisition, Inc. 2024 Term Loan B(d)	8.085% (3 mo. USD Term SOFR + 3.50%	)	10/29/2027	77,194	77,822

Entertainment 0.60%
Ontario Gaming GTA LP Term Loan B (Canada)(b)	8.579% (3 mo. USD Term SOFR + 4.25%	)	8/1/2030	75,240	75,489

Financial 0.62%
Asurion LLC 2021 Second Lien Term Loan B4	9.722% (1 mo. USD Term SOFR + 5.25%	)	1/20/2029	80,000	77,456

See Notes to Consolidated Financial Statements.	9

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Food 2.96%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan	8.222% (1 mo. USD Term SOFR + 3.75%	)	10/1/2025		$129,484	$127,089
Aspire Bakeries Holdings LLC Term Loan(d)	8.607% (1 mo. USD Term SOFR + 4.25%	)	12/13/2030		39,899	40,348	(g)
Bellis Acquisition Co. PLC 2024 EUR Term Loan B	7.092% (6 mo. EURIBOR + 4.00%	)	5/14/2031	EUR	92,308	93,651
Market Bidco Ltd. 2024 EUR Term Loan B	7.523% (3 mo. EURIBOR + 4.50%	)	11/4/2030	EUR	108,000	112,031
Total						373,119

Gaming/Leisure 3.07%
888 Acquisitions Ltd. USD Term Loan B (United Kingdom)(b)	9.495% (6 mo. USD Term SOFR + 5.25%	)	7/1/2028		$180,542	174,731
Sabre GLBL, Inc. 2021 Term Loan B1(d)	–	(e)	12/17/2027		31,113	30,336
Sabre GLBL, Inc. 2021 Term Loan B2(d)	–	(e)	12/17/2027		48,887	47,664
United FP Holdings LLC 2019 1st Lien Term Loan	8.847% (3 mo. USD Term SOFR + 4.00%	)	12/30/2026		138,205	133,886
Total						386,617

Health Care Products 1.42%
Curia Global, Inc. 2021 Term Loan	8.435% (3 mo. USD Term SOFR + 3.75%	)	8/30/2026		108,350	103,892
Viant Medical Holdings, Inc. 2024 Term Loan B(d)	8.357% (1 mo. USD Term SOFR + 4.00%	)	10/29/2031		74,000	74,914
Total						178,806

Health Care Services 4.75%
ADMI Corp. 2023 Term Loan B5(d)	10.107% (1 mo. USD Term SOFR + 5.75%	)	12/23/2027		166,320	167,359
eResearchTechnology, Inc. 2024 Term Loan(d)	8.357% (1 mo. USD Term SOFR + 4.00%	)	2/4/2027		79,476	80,066
Global Medical Response, Inc. 2024 PIK Term Loan	9.856% (1 mo. USD Term SOFR + 5.50%	)	10/31/2028		75,028	75,379
Heartland Dental LLC 2024 Term Loan(d)	8.857% (1 mo. USD Term SOFR + 4.50%	)	4/28/2028		153,416	153,920

10	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value
Health Care Services (continued)
National Mentor Holdings, Inc. 2021 Term Loan(d)	8.179% - 8.21% (1 mo. USD Term SOFR + 3.75%	)
	(3 mo. USD Term SOFR + 3.75%	)	3/2/2028	$116,135	$115,318
National Mentor Holdings, Inc. 2021 Term Loan C(d)	8.179% (3 mo. USD Term SOFR + 3.75%	)	3/2/2028	6,712	6,665
Total					598,707

Healthcare 1.27%
CCRR Parent, Inc. Term Loan B(d)	9.026% (3 mo. USD Term SOFR + 4.25%	)	3/6/2028	74,372	44,189
Gainwell Acquisition Corp. Term Loan B(d)	8.429% (3 mo. USD Term SOFR + 4.00%	)	10/1/2027	119,688	116,231
Total					160,420

Housing 1.50%
LBM Acquisition LLC Term Loan B(d)	8.207% (1 mo. USD Term SOFR + 3.75%	)	12/17/2027	114,407	114,836
Oscar AcquisitionCo LLC Term Loan B(d)	8.495% (3 mo. USD Term SOFR + 4.25%	)	4/29/2029	74,809	74,137
Total					188,973

Information Technology 3.33%
ConnectWise LLC 2021 Term Loan B(d)	8.09% (3 mo. USD Term SOFR + 3.50%	)	9/29/2028	143,261	144,381
Ensono LP 2021 Term Loan(d)	8.471% (1 mo. USD Term SOFR + 4.00%	)	5/26/2028	111,635	111,745
RealPage, Inc. 1st Lien Term Loan	–	(e)	4/24/2028	95,753	95,704
Surf Holdings LLC USD Term Loan(d)	–	(e)	3/5/2027	67,000	67,523
Total					419,353

Insurance 3.05%
Acrisure LLC 2024 1st Lien Term Loan B6(d)	7.357% (1 mo. USD Term SOFR + 3.00%	)	11/6/2030	74,813	75,029
Amynta Agency Borrower, Inc. 2024 Term Loan B(d)	8.088% (1 mo. USD Term SOFR + 3.75%	)	2/28/2028	114,157	114,279
Asurion LLC 2021 Term Loan B9(d)	–	(e)	7/31/2027	120,000	119,878
OneDigital Borrower LLC 2024 2nd Lien Term Loan	9.607% (1 mo. USD Term SOFR + 5.25%	)	7/2/2031	75,000	74,836
Total					384,022

See Notes to Consolidated Financial Statements.	11

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Internet 4.87%
Arches Buyer, Inc. 2021 Term Loan B(d)	7.707% (1 mo. USD Term SOFR + 3.25%	)	12/6/2027		$115,606	$113,158
Barracuda Networks, Inc. 2022 Term Loan	–	(e)	8/15/2029		119,695	111,039
ION Trading Technologies SARL 2021 EUR Term Loan B	6.933% (3 mo. EURIBOR + 4.25%	)	4/3/2028	EUR	112,722	116,138
MH Sub I LLC 2023 Term Loan(d)	8.607% (1 mo. USD Term SOFR + 4.25%	)	5/3/2028		$78,409	78,539
MH Sub I LLC 2024 Term Loan B4(d)	–	(e)	12/11/2031		40,000	39,712
Speedster Bidco GmbH 2024 USD Term Loan B (Germany)(b)(d)	–	(e)	10/17/2031		80,000	80,317
Titan AcquisitionCo New Zealand Ltd. 2021 USD Term Loan (New Zealand)(b)(d)	8.59% (3 mo. USD Term SOFR + 4.00%	)	10/18/2028		74,237	74,655
Total						613,558

Investment Management Companies 1.81%
Aragorn Parent Corp. Term Loan(d)	8.339% (1 mo. USD Term SOFR + 4.00%	)	12/15/2028		76,221	76,926
NEXUS Buyer LLC 2024 Term Loan B(d)	8.357% (1 mo. USD Term SOFR + 4.00%	)	7/31/2031		150,493	151,228
Total						228,154

Leisure Time 2.31%
Bulldog Purchaser, Inc. 2024 Term Loan(d)	–	(e)	6/30/2031		8,000	8,070
Bulldog Purchaser, Inc. 2024 Term Loan B(d)	8.576% (3 mo. USD Term SOFR + 4.25%	)	6/27/2031		83,790	84,523
Fitness International LLC 2024 Term Loan B(d)	9.707% (1 mo. USD Term SOFR + 5.25%	)	2/5/2029		114,371	115,276
Recess Holdings, Inc. 2024 Term Loan B(d)	9.085% (3 mo. USD Term SOFR + 4.50%	)	2/20/2030		81,589	82,482
Total						290,351

Machinery: Diversified 2.77%
Arcline FM Holdings LLC 2024 Term Loan(d)	9.054% (3 mo. USD Term SOFR + 4.50%	)	6/23/2028		157,923	159,074
CD&R Hydra Buyer, Inc. 2024 Term Loan B(d)	8.457% (1 mo. USD Term SOFR + 4.00%	)	3/25/2031		74,385	74,711
Titan Acquisition Ltd. 2024 Term Loan B (Canada)(b)(d)	8.785% (6 mo. USD Term SOFR + 4.50%	)	2/15/2029		113,645	114,746
Total						348,531

12	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value
Manufacturing 1.01%
DirecTV Financing LLC Term Loan(d)	9.847% (3 mo. USD Term SOFR + 5.00%	)	8/2/2027	$47,842	$48,085
Virgin Media Bristol LLC USD Term Loan N(d)	7.012% (1 mo. USD Term SOFR + 2.50%	)	1/31/2028	80,000	79,575
Total					127,660

Media 1.70%
Cengage Learning, Inc. 2024 1st Lien Term Loan B(d)	7.856% - 8.01% (1 mo. USD Term SOFR + 3.50%	)
	(3 mo. USD Term SOFR + 3.50%	)	3/24/2031	61,690	62,087
EW Scripps Co. 2019 Term Loan B2(d)	7.034% (1 mo. USD Term SOFR + 2.56%	)	5/1/2026	79,790	77,665
Sinclair Television Group, Inc. Term Loan B2B(d)	6.971% (1 mo. USD Term SOFR + 2.50%	)	9/30/2026	74,587	73,813
Total					213,565

Metal Fabricate/Hardware 1.98%
Doncasters Finance U.S. LLC 2024 Delayed Draw Term Loan (United Kingdom)(b)(f)	–	(e)	4/23/2030	13,818	13,749
Doncasters Finance U.S. LLC 2024 Term Loan (Jersey)(b)	10.829% (3 mo. USD Term SOFR + 6.50%	)	4/23/2030	137,146	136,460
Tank Holding Corp. 2022 Term Loan	10.245% (6 mo. USD Term SOFR + 5.75%	)	3/31/2028	67,613	66,669
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan(f)	10.439% - 10.46% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	10,135	9,990
Tank Holding Corp. 2023 Incremental Term Loan	10.457% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	23,384	23,047
Total					249,915

Office REITs 0.40%
Blackstone Mortgage Trust, Inc. 2024 Term Loan B	8.164% (3 mo. USD Term SOFR + 3.75%	)	12/11/2028	49,875	50,187

Oil & Gas 0.90%
Waterbridge Midstream Operating LLC 2024 1st Lien Term Loan B	9.077% (3 mo. USD Term SOFR + 4.75%	)	6/27/2029	113,715	113,431

See Notes to Consolidated Financial Statements.	13

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Oil & Gas Services 0.79%
Star Holding LLC 2024 1st Lien Term Loan B(d)	8.857% (1 mo. USD Term SOFR + 4.50%	)	7/31/2031		$99,750	$99,677

Personal & Household Products 0.71%
AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B	8.053% (1 mo. USD Term SOFR + 3.50%	)	7/31/2028		88,909	89,095

Pharmaceuticals 0.74%
Ceva Sante Animale 2024 EUR Term Loan B	6.183% (3 mo. EURIBOR + 3.50%	)	11/8/2030	EUR	36,333	37,831
Southern Veterinary Partners LLC 2024 1st Lien Term Loan(d)	7.715% (3 mo. USD Term SOFR + 3.25%	)	12/4/2031		$54,772	55,227
Total						93,058

Pipelines 1.74%
EPIC Y-Grade Services LP 2024 Term Loan B(d)	10.34% (3 mo. USD Term SOFR + 5.75%	)	6/29/2029		142,642	143,122
Waterbridge Midstream Operating LLC 2024 Term Loan B(d)	9.022% (3 mo. USD Term SOFR + 4.50%	)	5/10/2029		74,813	75,714
Total						218,836

Real Estate 0.58%
CoreLogic, Inc. 2nd Lien Term Loan	10.972% (1 mo. USD Term SOFR + 6.50%	)	6/4/2029		74,955	73,307
Retail 5.30%
BCPE Grill Parent 2023 Term Loan B(d)	9.107% (1 mo. USD Term SOFR + 4.75%	)	9/30/2030		99,055	97,399
CD&R Firefly Bidco Ltd. 2024 GBP Term Loan B5	–	(e)	6/21/2028	GBP	63,000	78,950
Evergreen Acqco 1 LP 2021 USD Term Loan(d)	8.077% (3 mo. USD Term SOFR + 3.75%	)	4/26/2028		$55,950	56,167
Flynn Restaurant Group LP 2021 Term Loan B(d)	8.721% (1 mo. USD Term SOFR + 4.25%	)	12/1/2028		68,505	68,839
Foundation Building Materials Holding Co. LLC 2021 Term Loan(d)	8.097% (3 mo. USD Term SOFR + 3.25%	)	1/31/2028		23,762	23,458
Kodiak Building Partners, Inc. 2024 Term Loan B(d)	8.132% (1 mo. USD Term SOFR + 3.75%	)	11/26/2031		64,000	64,126
Park River Holdings, Inc. Term Loan(d)	8.105% (3 mo. USD Term SOFR + 3.25%	)	12/28/2027		124,677	121,985

14	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Retail (continued)
PetSmart, Inc. 2021 Term Loan B(d)	8.207% (1 mo. USD Term SOFR + 3.75%	)	2/11/2028		$78,428	$78,265
QSRP Finco BV 2024 EUR Add on Term Loan B	8.093% (3 mo. EURIBOR + 5.25%	)	6/19/2031	EUR	12,000	12,467
QSRP Finco BV EUR Term Loan B	8.025% (1 mo. EURIBOR + 5.25%	)	6/19/2031	EUR	63,000	65,454
Total						667,110

Service 2.30%
DTI Holdco, Inc. 2022 Term Loan(d)	9.107% (1 mo. USD Term SOFR + 4.75%	)	4/26/2029		$131,935	133,172
Red Planet Borrower LLC Term Loan B(d)	7.957% (1 mo. USD Term SOFR + 3.50%	)	10/2/2028		158,097	155,895
Total						289,067

Software 19.88%
Apttus Corp. 2024 Term Loan B(d)	8.085% (3 mo. USD Term SOFR + 3.50%	)	5/8/2028		67,777	68,462
BCPE Pequod Buyer, Inc. USD Term Loan B	7.857% (1 mo. USD Term SOFR + 3.50%	)	11/25/2031		99,000	99,937
Boxer Parent Co., Inc. 2024 2nd Lien Term Loan	10.335% (3 mo. USD Term SOFR + 5.75%	)	7/30/2032		100,000	98,667
Central Parent, Inc. 2024 Term Loan B(d)	7.579% (3 mo. USD Term SOFR + 3.25%	)	7/6/2029		158,603	156,710
Cloud Software Group, Inc. 2024 1st Lien Term Loan B	7.829% (3 mo. USD Term SOFR + 3.50%	)	3/30/2029		106,524	106,972
Cloud Software Group, Inc. 2024 USD Term Loan	8.079% (3 mo. USD Term SOFR + 3.75%	)	3/21/2031		66,873	67,172
Constant Contact, Inc. Second Lien Term Loan	12.418% (3 mo. USD Term SOFR + 7.50%	)	2/12/2029		40,000	32,667
Constant Contact, Inc. Term Loan(d)	8.918% (3 mo. USD Term SOFR + 4.00%	)	2/10/2028		74,509	66,965
Cotiviti Corp. 2024 Fixed Term Loan B(d)	7.625% (3 mo. USD Term SOFR + 7.63%	)	5/1/2031		75,000	75,633
Darktrace PLC 2nd Lien Term Loan (United Kingdom)(b)	9.887% (3 mo. USD Term SOFR + 5.25%	)	10/9/2032		160,000	158,933
DCert Buyer, Inc. 2019 Term Loan B	8.357% (1 mo. USD Term SOFR + 4.00%	)	10/16/2026		114,399	110,190

See Notes to Consolidated Financial Statements.	15

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Software (continued)
Dye & Durham Corp. 2024 USD Term Loan B (Canada)(b)(d)	8.429% (3 mo. USD Term SOFR + 4.00%	)	4/11/2031		$114,557	$116,084
Helios Software Holdings, Inc. 2021 EUR Term Loan B	6.433% (3 mo. EURIBOR + 3.75%	)	3/11/2028	EUR	66,725	69,199
Mitchell International, Inc. 2024 2nd Lien Term Loan	9.607% (1 mo. USD Term SOFR + 5.25%	)	6/17/2032		$75,000	74,375
Modena Buyer LLC Term Loan	8.857% (1 mo. USD Term SOFR + 4.50%	)	7/1/2031		155,000	150,516
Mosel Bidco SE USD Term Loan B (Germany)(b)	8.829% (3 mo. USD Term SOFR + 4.50%	)	9/16/2030		61,000	61,762
Polaris Newco LLC EUR Term Loan B	6.863% (3 mo. EURIBOR + 4.00%	)	6/2/2028	EUR	149,614	149,913
Press Ganey Holdings, Inc. 2024 1st Lien Term Loan B(d)	7.607% (1 mo. USD Term SOFR + 3.25%	)	4/30/2031		$114,713	115,179
Project Alpha Intermediate Holding, Inc. 2024 2nd Lien Incremental Term Loan	–	(e)	11/22/2032		69,000	70,122
Project Alpha Intermediate Holding, Inc. 2024 Add-on Term Loan B(d)	–	(e)	10/28/2030		18,000	18,138
Project Boost Purchaser LLC 2024 2nd Lien Term Loan	9.897% (3 mo. USD Term SOFR + 5.25%	)	7/16/2032		68,000	69,502
Project Boost Purchaser LLC 2024 Term Loan	8.147% (3 mo. USD Term SOFR + 3.50%	)	7/16/2031		15,000	15,125
RealPage, Inc. 2024 Incremental Term Loan	8.079% (3 mo. USD Term SOFR + 3.75%	)	4/24/2028		64,000	64,380
Red Planet Borrower LLC 2024 Incremental Term Loan B(d)	9.607% (1 mo. USD Term SOFR + 5.25%	)	10/2/2028		25,000	25,094
Renaissance Holding Corp. 2024 1st Lien Term Loan(d)	8.357% (1 mo. USD Term SOFR + 4.00%	)	4/5/2030		168,544	168,345
Rocket Software, Inc. 2023 USD Term Loan B(d)	8.607% (1 mo. USD Term SOFR + 4.25%	)	11/28/2028		170,412	171,892
Skopima Merger Sub, Inc. 2024 Repriced Term Loan(d)	–	(e)	5/12/2028		121,000	121,605
Total						2,503,539

16	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value
Telecommunications 1.81%
Altice France SA EUR Term Loan B12	6.179% (3 mo. EURIBOR + 3.00%	)	2/2/2026	EUR	74,432	$65,053
Delta TopCo, Inc. 2024 2nd Lien Term Loan	9.948% (6 mo. USD Term SOFR + 5.25%	)	11/29/2030		$101,000	102,616
Michaels Cos., Inc. 2021 Term Loan B(d)	8.84% (3 mo. USD Term SOFR + 4.25%	)	4/17/2028		74,231	60,106
Total						227,775

Transportation 0.62%
PODS LLC 2021 Term Loan B(d)	–	(e)	3/31/2028		180	169
Rand Parent LLC 2023 Term Loan B(d)	8.079% (3 mo. USD Term SOFR + 3.75%	)	3/17/2030		77,610	78,168
Total						78,337

Utilities 2.56%
Hamilton Projects Acquiror LLC 2024 Term Loan B(d)	8.107% (1 mo. USD Term SOFR + 3.75%	)	5/22/2031		131,670	132,863
Lightstone Holdco LLC 2022 Extended Term Loan B	10.335% (3 mo. USD Term SOFR + 5.75%	)	1/29/2027		49,883	50,537
Lightstone Holdco LLC 2022 Extended Term Loan C	10.335% (3 mo. USD Term SOFR + 5.75%	)	1/29/2027		24,672	24,996
Nautilus Power LLC 2023 Term Loan B(d)	9.84% (3 mo. USD Term SOFR + 5.25%	)	11/16/2026		114,743	114,374
Total						322,770
Total Floating Rate Loans (cost $13,496,600)						13,477,276
Total Long-Term Investments (cost $15,461,966)						15,473,299

SHORT-TERM INVESTMENTS 12.11%

U.S. TREASURY OBLIGATIONS 1.67%
U.S. Treasury Bills (cost $209,977)	Zero Coupon		1/2/2025		210,000	210,000

GOVERNMENT SPONSORED ENTERPRISES SECURITIES 1.03%
Federal Home Loan Bank Discount Notes (cost $129,985)	Zero Coupon		1/2/2025		130,000	129,970

See Notes to Consolidated Financial Statements.	17

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Principal Amount‡	Fair Value
REPURCHASE AGREEMENTS 9.41%
Repurchase Agreement dated 12/31/2024, 2.050% due 1/2/2025 with Fixed Income Clearing Corp. collateralized by $167,700 of U.S. Treasury Note at 4.250% due 12/31/2026; value: $167,738; proceeds: $164,368 (cost $164,349)	$164,349	$164,349
Repurchase Agreement dated 12/31/2024, 4.000% due 1/2/2025 with TD Securities (USA) LLC collateralized by $185,900 of U.S. Treasury Bond at 4.375% due 2/15/2038; value: $183,673; proceeds: $180,040 (cost $180,000)	180,000	180,000
Repurchase Agreement dated 12/31/2024, 4.470% due 1/2/2025 with TD Securities (USA) LLC collateralized by $1,142,900 of U.S. Treasury Bond at 3.000% due 2/15/2048; value: $857,143; proceeds: $840,209 (cost $840,000)	840,000	840,000
Total Repurchase Agreements (cost $1,184,349)		1,184,349
Total Short-Term Investments (cost $1,524,311)		1,524,319
Total Investments in Securities 135.00% (cost $16,986,277)		16,997,618
Less Unfunded Loan Commitments (0.18%) (cost $22,706)		(22,817)
Net Investments in Securities 134.82% (cost $16,963,571)		16,974,801
Borrowings (30.18%)		(3,800,000)
Other Assets and Liabilities - Net(h) (4.64)%		(584,154)
Net Assets 100.00%		$12,590,647

EUR	Euro.
GBP	British Pound.
EURIBOR	Euro Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
‡	Principal Amount is denominated in U.S. dollars unless otherwise noted.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2024, the total value of Rule 144A securities was $1,741,304, which represents 13.83% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2024.
(a)	Level 3 Investment as described in Note 2(o) in the Notes to Consolidated Financial Statements. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Foreign security traded in U.S. dollars.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the SOFR or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2024.
(d)	All or part of this investment held as collateral for the Fund’s credit facility.
(e)	Interest Rate to be determined.
(f)	Security partially/fully unfunded. See Note 2(l).

18	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued)

December 31, 2024

(g)	Level 3 Investment as described in Note 2(o) in the Notes to Consolidated Financial Statements. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

Centrally Cleared Interest Rate Swap Contracts at December 31, 2024:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Payments Upfront(1)	Unrealized Appreciation/ (Depreciation)	Value
Bank of America(2)	4.007%	12-Month USD SOFR Index	6/1/2028	$60,000	$–	$105	$105

SOFR Secured Overnight Financing Rate.

(1)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(2)	Central clearinghouse: Chicago Mercantile Exchange (CME).

Total Return Swap Contracts at December 31, 2024:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Upfront Payment(1)	Unrealized Appreciation	Value
Morgan Stanley	IBOXX	12-Month USD SOFR Index	1,142	Long	3/20/2025	$250,000	$(6)	$422	$416
Morgan Stanley	IBOXX	12-Month USD SOFR Index	2,970	Long	3/20/2025	650,000	(22)	1,551	1,529
Total						$900,000	$(28)	$1,973	$1,945

SOFR Secured Overnight Financing Rate.

(1)	Upfront payments paid (received) are presented net of amortization.
*	iBoxx Leveraged Loan Index.

Forward Foreign Currency Exchange Contracts at December 31, 2024:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Sell	State Street Bank and Trust	2/20/2025	1,070,000	$1,138,753	$1,110,583	$28,170
Euro	Sell	Toronto Dominion Bank	2/20/2025	12,000	12,642	12,455	187
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$28,357

See Notes to Consolidated Financial Statements.	19

Consolidated Schedule of Investments (continued)

December 31, 2024

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Buy	Toronto Dominion Bank	2/20/2025	58,000	$61,491	$60,200	$(1,291)

The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$613,881	$150,591	$764,472
Remaining Industries	–	75,250	–	75,250
Corporate Bonds	–	1,156,301	–	1,156,301
Floating Rate Loans
Food	–	332,771	40,348	373,119
Remaining Industries	–	13,104,157	–	13,104,157
Less Unfunded Loan Commitments	–	(22,817)	–	(22,817)
Short–Term Investments
U.S. Treasury Obligations	–	210,000	–	210,000
Government Sponsored
Enterprises Securities	–	129,970	–	129,970
Repurchase Agreements	–	1,184,349	–	1,184,349
Total	$–	$16,783,862	$190,939	$16,974,801
Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$105	$–	$105
Liabilities	–	–	–	–
Total Return Swap Contracts
Assets	–	1,945	–	1,945
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	28,357	–	28,357
Liabilities	–	(1,291)	–	(1,291)
Total	$–	$29,116	$–	$29,116

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Consolidated Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Consolidated Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

20	See Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (concluded)

December 31, 2024

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Floating Rate Loans
Balance as of January 1, 2024	$–	$140,613
Accrued Discounts (Premiums)	–	127
Realized Gain (Loss)	–	461
Change in Unrealized Appreciation (Depreciation)	591	(828)
Purchases	150,000	39,800
Sales	–	(77,619)
Transfers into Level 3	–	–
Transfers out of Level 3(a)	–	(62,206)
Balance as of December 31, 2024	$150,591	$40,348
Change in unrealized appreciation/depreciation for the year ended December 31, 2024, related to Level 3 investments held at December 31, 2024	$591	$646

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

See Notes to Consolidated Financial Statements.	21

Consolidated Statement of Assets and Liabilities

December 31, 2024

ASSETS:
Investments in securities, at fair value (cost $16,963,571)	$16,974,801
Cash	144,100
Deposits with brokers for forwards and swap contracts collateral	11,533
Foreign cash, at value (cost $10,178)	9,966
Receivables:
Investment securities sold	922,297
Interest and dividends	232,065
Capital shares sold	83,684
From advisor (See Note 3)	12,537
Deferred financing costs	19,411
Total return swap contracts, at fair value (including upfront payment of $(28))	1,945
Unrealized appreciation on forward foreign currency exchange contracts	28,357
Unrealized appreciation on unfunded loan commitments	111
Prepaid expenses	34,464
Total assets	18,475,271
LIABILITIES:
Payables:
Credit Facility	3,800,000
Investment securities purchased	1,828,418
Interest payable	26,010
Distribution and Servicing plan	2,176
Trustees’ fees	1,233
Fund administration	426
Variation margin for centrally cleared swap contracts agreements	4
Unrealized depreciation on forward foreign currency exchange contracts	1,291
Distributions payable	141,172
Accrued expenses and other liabilities	83,894
Total liabilities	5,884,624
Commitments and contingent liabilities (See Note 2(l))	–
NET ASSETS	$12,590,647
COMPOSITION OF NET ASSETS:
Paid-in capital	$12,511,269
Total distributable earnings (loss)	79,378
Net Assets	$12,590,647
Net assets by class:
Class I Shares	$7,507,493
Class A Shares	$5,083,154
Outstanding shares by class: (unlimited number of authorized shares):
Class I Shares	744,103
Class A Shares	503,880
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class I Shares-Net asset value	$10.09
Class A Shares-Net asset value	$10.09
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$10.35

22	See Notes to Consolidated Financial Statements.

Consolidated Statement of Operations

For the Year Ended December 31, 2024

Investment income:
Dividends	$3,528
Securities lending net income	53
Interest and other	1,560,794
Total investment income	1,564,375
Expenses:
Management fee	118,657
Distribution and Servicing plan–Class A	25,773
Interest expense and fees (See Note 9)	257,017
Professional	93,060
Reports to shareholders	54,059
Registration	41,251
Trustees’ fees	16,759
Custody	11,713
Fund administration	4,862
Shareholder servicing	117
Other	10,996
Gross expenses	634,264
Fees waived and expenses reimbursed (See Note 3)	(325,262)
Net expenses	309,002
Net investment income	1,255,373
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	149,767
Net realized gain (loss) on forward foreign currency exchange contracts	24,257
Net realized gain (loss) on swap contracts	33,549
Net realized gain (loss) on foreign currency related transactions	(1,038)
Net change in unrealized appreciation/depreciation on investments	(194,963)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	36,376
Net change in unrealized appreciation/depreciation on swap contracts	(3,072)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	8,155
Net change in unrealized appreciation/depreciation on unfunded loan commitments	365
Net realized and unrealized gain (loss)	53,396
Net Increase in Net Assets Resulting From Operations	$1,308,769

See Notes to Consolidated Financial Statements.	23

Consolidated Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2024	For the Period Ended December 31, 2023*
Operations:
Net investment income	$1,255,373	$1,016,361
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	206,535	37,492
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swap contracts, unfunded loan commitments and translation of assets and liabilities denominated in foreign currencies	(153,139)	197,667
Net increase in net assets resulting from operations	1,308,769	1,251,520
Distributions to Shareholders
Class I	(862,534)	(552,175)
Class A	(605,104)	(467,444)
Total distribution to shareholders	(1,467,638)	(1,019,619)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	527,730	10,735,000
Reinvestment of distributions	853,002	546,166
Cost of shares reacquired	(144,283)	–
Net increase in net assets resulting from capital share transactions	1,236,449	11,281,166
Net increase in net assets	1,077,580	11,513,067
NET ASSETS:
Beginning of year	$11,513,067	$–
End of year	$12,590,647	$11,513,067
*	For the period January 4, 2023, commencement of operations, to December 31, 2023.

24	See Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2024

Floating Rate High Income Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,308,769
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(30,152,119)
Investments sold and principal repayments	29,506,443
Net increase in short-term investments	(706,315)
Net amortization/(accretion) of premium (discount)	(133,157)
Decrease in receivable from advisor	32,343
Amortization of deferred financing costs	(11,030)
Increase in interest and dividends receivable	(89,617)
Increase in prepaid expenses	(1,585)
Decrease in variation margin receivable for centrally cleared swap contracts agreements	343
Decrease in total return swap contracts, at fair value	8,291
Increase in interest payable	5,735
Increase in distribution and servicing payable	14
Increase in fund administration payable	39
Increase in trustees’ fees payable	951
Decrease in accrued expenses and other liabilities	(43,863)
Net realized gain/(loss) on:
Net realized gain/(loss) on investments	(149,767)
Net change in unrealized appreciation/(depreciation) on:
Net change in unrealized appreciation/(depreciation) on investments	194,963
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	(36,376)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(8,155)
Net change in unrealized appreciation/(depreciation) on unfunded loan commitments	(365)
Net Cash Used in Operating Activities	(274,458)

See Notes to Consolidated Financial Statements.	25

Consolidated Statement of Cash Flows (concluded)

For the Year Ended December 31, 2024

Floating Rate High Income Fund
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by credit facility	$350,000
Cost of shares reacquired	(144,283)
Distributions to shareholders	(564,247)
Net proceeds from sales of shares	494,945
Net Cash Provided by Financing Activities	136,415
Effect of exchange rate changes on cash	(217)
Net change in cash	(138,260)
Cash at beginning of year	$303,859
Cash at end of year	$165,599
Supplemental disclosure of cash flow information:
Cash paid for interest expense and fees on credit facility	$251,282
Reinvestment of distributions	853,002
Reconciliation of restricted and unrestricted cash to the Consolidated Statement of Assets and Liabilities, ending balance:
Cash	$144,100
Foreign cash, at value	$9,966
Deposits with brokers for forwards and swap contracts collateral	$11,533
Total restricted and unrestricted cash ending balance	$165,599

26	See Notes to Consolidated Financial Statements.

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Consolidated Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distri- butions
Class I
12/31/2024	$10.21	$1.08	$0.05	$1.13	$(1.10)	$(0.15)	$(1.25)
1/4/2023 to 12/31/2023(c)	10.00	0.99	0.16	1.15	(0.94)	–	(0.94)
Class A
12/31/2024	10.21	1.03	0.05	1.08	(1.05)	(0.15)	(1.20)
1/4/2023 to 12/31/2023(c)	10.00	0.93	0.17	1.10	(0.89)	–	(0.89)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Commenced on January 4, 2023.
(d)	Not annualized.
(e)	Annualized.

28	See Notes to Consolidated Financial Statements.

			Ratios to Average Net Assets:								Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (includes interest expense) (%)		Total expenses after waivers and/or reim- bursements (excludes interest expense) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.09	11.65		2.33		0.25		5.00		10.52		$7,507	130

10.21	12.53	(d)	2.12	(e)	0.25	(e)	5.26	(e)	10.03	(e)	6,406	96	(d)

10.09	11.10		2.83		0.75		5.51		10.05		5,083	130

10.21	11.98	(d)	2.62	(e)	0.75	(e)	5.72	(e)	9.45	(e)	5,107	96	(d)

See Notes to Consolidated Financial Statements.	29

Notes to Consolidated Financial Statements

1.	ORGANIZATION

Lord Abbett Floating Rate High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on January 30, 2020. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on January 4, 2023.

The Fund’s investment objective is to seek a high level of current income. The Fund currently offers three classes of Shares: Class A, Class I, and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class I and Class U shares. Class U shares have not commenced operations.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares.

Basis of Preparation

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting

The Fund adopted FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is Lord Abbett through its Management, Investment and Operating Committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Consolidated Schedule of Investments, Consolidated Statement of

Notes to Consolidated Financial Statements (continued)

Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Consolidation—The Fund’s consolidated financial statements and accompanying notes include balances of both the Fund and Lord Abbett FRHI Funding, LLC., a Delaware Limited Liability Company and wholly owned subsidiary of the Fund. All interfund transactions have been eliminated upon consolidation.

(b)	Investment Valuation—Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Consolidated Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(c)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Investment Income—Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Consolidated Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(e)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

(f)	Expenses—Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class I and Class U shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

(g)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Consolidated Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(h)	Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Consolidated Statement of Operations. The gain (loss) arising from the

Notes to Consolidated Financial Statements (continued)

difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Consolidated Statement of Operations.

(i)	Futures Contracts—The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(j)	Credit Default Swap Contracts—The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be

Notes to Consolidated Financial Statements (continued)

required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(k)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(l)	Floating Rate Loans—The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the ”Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Notes to Consolidated Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Consolidated Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments is presented, if any, on the Consolidated Statement of Assets and Liabilities and represents the mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2024 the Fund had the following unfunded loan commitments:

Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ (Depreciation)
Doncaster Finance U.S. LLC 2024 Delayed Draw Term Loan	$13,818	$13,749	$13,680	$ 69
Raven Acquisition Holdings LLC Delayed Draw Term Loan	7,533	7,560	7,496	64
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan	1,530	1,508	1,530	(22)
Total	$22,881	$22,817	$22,706	$111

(m)	Interest Rate Swap Contracts—The Fund may enter into interest rate swap contract agreements. Pursuant to interest rate swap contract agreements, the Fund either makes floating-rate payments to the counterparty (or central counterparty clearing house (“CCP”) in the case of centrally cleared swap contracts) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swap contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap contract is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap contract counterparty. In the case of centrally cleared swap contracts, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(n)	Total Return Swap Contracts—The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(o)	Fair Value Measurements—Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer

Notes to Consolidated Financial Statements (continued)

broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2024 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily total managed assets at an annual rate of .75%. Average daily total managed assets include assets attributable to leverage (e.g., borrowing). During the year when the Fund is using leverage, the management fee paid to Lord Abbett will be higher than if the Fund does not use leverage because the management fee paid is calculated based on the Fund’s total assets, which includes the assets purchased through leverage.

For the fiscal year ended December 31, 2024, the effective management fee, net of any applicable waiver, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $11,713 of fund administration fees for the fiscal year ended December 31, 2024.

For the fiscal year ended December 31, 2024 and continuing through April 30, 2025, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive

Notes to Consolidated Financial Statements (continued)

all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net operating expenses for each class excluding certain of the Fund’s expenses, do not exceed an annual rate of .25%.

This agreement may be terminated only upon the approval of the Board.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A and Class U shares, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.25%	.50%

*	The Fund may designate a portion of the aggregate fees as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Class I does not have a distribution plan.

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Commissions

Distributor did not receive commissions on sales of shares of the Fund for the year ended December 31, 2024.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Consolidated Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Floating Rate High Income Fund	$1,421,913	$45,725	$–	$1,467,638

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Floating Rate High Income Fund	$1,009,628	$9,991	$–	$1,019,619

As of December 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss) - Net
Floating Rate High Income Fund	$32,993	$48,053	$–	$15,125	$(16,793)	$79,378

As of December 31, 2024, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premiums, and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Floating Rate High Income Fund	$16,992,974	$180,486	$(169,404)	$11,082

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to tax treatment of nondeductible expenses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Floating Rate High Income Fund	$153	$(153)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2024 were as follows:

Purchases	Sales
$23,799,165	$22,974,462

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2024.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with

Notes to Consolidated Financial Statements (continued)

Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2024, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the fiscal year ended December 31, 2024 (as described in Note 2(h)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into interest rate swap contracts during the fiscal year ended December 31, 2024 (as described in Note 2(m)) in order to enhance returns or hedge against interest rate risk. Interest rate swap contracts are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap contract agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments would be netted.

The Fund entered into total return swap contracts on indexes during the fiscal year ended December 31, 2024 (as described in note 2(n)) to hedge credit risk. The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

As of December 31, 2024, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(1)	–	$105	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$28,357
Total Return Swap Contracts(3)	$1,945	–	–
Liability Derivatives
Forward Foreign Currency Exchange Contracts(4)	–	–	$1,291
(1)	Consolidated Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Notes to Consolidated Financial Statements (continued)

(2)	Consolidated Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Consolidated Statement of Assets and Liabilities location: Total return swap contracts, at fair value.
(4)	Consolidated Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended December 31, 2024, were as follows:

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Centrally Cleared Interest Rate Swap Contracts(1)	–	$835	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$24,257
Total Return Swap Contracts(1)	$32,714	–	–
Net Change in Unrealized Appreciation/Depreciation
Centrally Cleared Interest Rate Swap Contracts(3)	–	$5,190	–
Forward Foreign Currency Exchange Contracts(4)	–	–	$36,376
Total Return Swap Contracts(3)	$(8,262)	–	–
Average Number of Contracts/Notional Amounts*
Interest Rate Swap Contracts(5)	–	$243,615	–
Total Return Swap Contracts(5)	$3,371	–	–
Forward Foreign Currency Exchange Contracts(5)	–	–	$1,386,456
*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2024.
(1)	Consolidated Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Consolidated Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Consolidated Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(4)	Consolidated Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(5)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The FASB requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Consolidated Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in

Notes to Consolidated Financial Statements (continued)

an offset of reported amounts of financial assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$28,357	$–	$28,357
Total Return Swap Contracts	1,945	–	1,945
Repurchase Agreements	1,184,349	–	1,184,349
Total	$1,214,651	$–	$1,214,651

	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$1,945	$–	$–	$–	$1,945
State Street Bank and Trust	28,170	–	–	–	28,170
Toronto Dominion Bank	187	(187)	–	–	–
Fixed Income Clearing Corp.	164,349	–	–	(164,349)	–
TD Securities (USA) LLC	1,020,000	–	–	(1,020,000)	–
Total	$1,214,651	$(187)	$–	$(1,184,349)	$30,115

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,291	$–	$1,291
Total	$1,291	$–	$1,291

	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Toronto Dominion Bank	$1,291	$(187)	$–	$–	$1,104
Total	$1,291	$(187)	$–	$–	$1,104
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Consolidated Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2024.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2024.

Notes to Consolidated Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. From January 1, 2024 through December 31, 2024, Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds primarily based on the relative net assets of each fund. There was an equity-based plan available to all Independent Trustees under which Independent Trustees could elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Trustees’ fees in the Consolidated Statement of Operations and in Trustees’ fees payable in the Consolidated Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

On June 28, 2024, shareholders of the Fund elected new Independent Trustees for the Fund and certain other Lord-Abbett-sponsored closed-end funds with an effective date of July 5, 2024 and the then-current Trustees resigned. Effective July 5, 2024, Independent Trustees’ fees are allocated among these certain Lord Abbett sponsored closed-end funds based on the net assets of each fund.

9.	CREDIT FACILITY

The Fund obtains leverage through borrowings in seeking to achieve its investment objective or for temporary or extraordinary purposes. As of January 5, 2023, Lord Abbett FRHI Funding, LLC, a wholly-owned subsidiary of the Fund (the “Borrower”) entered into a revolving credit facility with Bank of America, N.A. (“BAML”) in an initial aggregate principal amount of $5 million, that may be increased to an aggregate amount of up to $100 million (the “SPV Credit Facility”). The SPV Credit Facility provides for secured borrowings for an initial three-year term and is reviewed annually by the Board. Borrowings accrue interest based on the Secured Overnight Financing Rate (determined on a daily basis) plus a spread of 1.30% or based on a customary alternative base rate applicable to each currency borrowing, plus a spread of 1.20% to 1.2326% depending on the currency.

Commitment fees on the SPV Credit Facility accrue at a rate of 1.20% (with respect to unused amounts up to 65% of the facility size) or 0.30% (with respect to all other unused amounts). The SPV Credit Facility contains certain financial and operating covenants that require the maintenance of ratios and benchmarks throughout the borrowing period. As of December 31, 2024, the Fund and Lord Abbett FRHI Funding, LLC were in compliance, in all material respects with these covenants. As of December 31, 2024, the outstanding aggregate drawn down amount under the SPV Credit Facility was $3,800,000. During the year there were no repayments under the SPV Credit Facility. The components of interest expense, average interest rates (i.e. base interest rate in effect plus the spread) and average outstanding balance for the SPV Credit Facility for the fiscal year ended December 31, 2024 were as follows:

Stated interest expense	$240,983
Unused commitment fees	4,564
Amortization of deferred financing costs	4,176	*
Leverage fee	7,294
Total interest expense	$257,017
Average interest rate	6.44%
Average borrowing’	$3,675,137
*	The Fund is amortizing over a 3 year period, $12,500 of deferred financing costs ending January 5, 2026.

Notes to Consolidated Financial Statements (continued)

10.	SENIOR SECURITY ASSET COVERAGE

Information about the Fund’s senior securities as of December 31, 2024 is shown in the following table. The Fund’s senior securities during this time period are comprised solely of outstanding indebtedness from its credit facility, which constitutes a “senior security” as defined in the Act.

As of Year End	Amount Outstanding	Asset Coverage Per 1,000*
December 31, 2024	$3,800,000	$4,313
*	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness, as defined in the Act.

11.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income in the Fund’s Consolidated Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2024, the Fund did not have any securities on loan.

13.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding

Notes to Consolidated Financial Statements (continued)

Shares at NAV, which is the minimum amount permitted. For the fiscal year ended December 31, 2024, the results of the repurchase offers were as follows:

Repurchase Request Deadline	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
January 24, 2024	January 24, 2024	$28,159	2,756	0.24%
April 24, 2024	April 24, 2024	$90,475	8,826	0.76%
October 23, 2024	October 23, 2024	$25,649	2,495	0.21%

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. For many fixed income securities, market risk is significantly, but not necessarily exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a decrease

Notes to Consolidated Financial Statements (continued)

in the value of investments in bonds and other debt securities, while a fall in rates typically causes an increase in value. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. Concerns in the market about an increase in the risk of default, may result in losses to the Fund. Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline. Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. Changes in short-term market interest rates may affect the yield on the Fund’s investments in floating rate debt. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet high debt service requirements.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

Notes to Consolidated Financial Statements (continued)

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

The Fund may invest in derivatives instruments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, inflation, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, impact the ability to complete redemptions, and adversely impact Fund performance. For example, the effects to public health, business and market conditions resulting from the COVID-19 pandemic have had, and may in the future have, a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

Notes to Consolidated Financial Statements (concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2024		For the period ended December 31, 2023(a)
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	45,107	$462,729	573,062	$5,735,000
Reinvestment of distributions	83,367	852,308	54,149	546,166
Shares reacquired	(11,582)	(118,634)	–	–
Increase	116,892	$1,196,403	627,211	$6,281,166
Class A Shares
Shares sold	6,307	$65,001	500,000	$5,000,000
Reinvestment of distributions	68	694	–	–
Shares reacquired	(2,495)	(25,649)	–	–
Increase	3,880	$40,046	500,000	$5,000,000

(a)	Commenced on January 4, 2023.

16.	SUBSEQUENT EVENT

On January 31, 2025, the Board of Trustees of Lord Abbett Floating Rate High Income Fund approved a plan of liquidation and dissolution pursuant to which the Fund will be liquidated and dissolved. It is currently anticipated that the liquidation and dissolution of the Fund will be completed in spring 2025. Please refer to the Fund’s prospectus, as supplemented to date, for more information.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Floating Rate High Income Fund

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Lord Abbett Floating Rate High Income Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from January 4, 2023 (commencement of operations) through December 31, 2023 and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and the period from January 4, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian or counterparties; when replies were not received from counterparties, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 26, 2025

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Special Shareholder Meeting Results (Unaudited)

The Lord Abbett Floating Rate High Income Fund held a special meeting of shareholders on June 28, 2024, for the purpose of considering and voting upon the following proposal:

Proposal: Election of a New Board of Trustees

A new Board of Trustees was elected by the shareholders of the Lord Abbett Floating Rate High Income Fund. The results of the voting were as follows:

	Votes Received
Nominee Votes	In Favor	Against/ Withheld	Abstain
Lorraine Hendrickson	934,768	0	0
John Shaffer	934,768	0	0
Lisa Shalett	934,768	0	0
Steven Rocco	934,768	0	0

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years

Independent Trustees

John Shaffer (1966)	Chair and Trustee (since 2024)	Co-Head of the Americas’ Credit Sales at Goldman Sachs (2007–2014); Head of America’s Credit Sales at Merrill Lynch (2001–2006).	5	Advisory Council Member of Strategic Partners (2021–2023).

Lisa Shalett (1966)	Trustee (since 2024)	Managing Partner, Head of Strategic Innovation at Brookfield Asset Management (2018–2019); Partner at Goldman Sachs (2002–2015) and formerly other roles (1995–2002); and Co-Founder of Extraordinary Women on Boards (since 2021).	5	Currently Board member of PennyMac Financial Services (since 2020), MPower Partners (since 2021), and FTAC Emerald Acquisition Corp. (since 2021); Board member of AccuWeather (2019–2023); Board member of Bully Pulpit Interactive (2017–2022); and Board member of PerformLine (2015–2019).

Lorraine Hendrickson (1965)	Trustee (since 2024)	Director at Deloitte (2014–2015); Chief Administrative Officer at BNY Mellon Investment Management International (2012–2014); Head of Performance Analytics and Performance 2 Oversight Committee Chair at Merrill Lynch Investment Management (1988–2006).	5	Trustee and Audit Chair of Creatd, Inc. (2022).

Basic Information About Management (continued)

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years

Interested Trustee

Steven F. Rocco (1979)	Trustee; President; Chief Executive Officer (since 2024)	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Manager, joined Lord Abbett in 2004.	7	None.

Officers

No officer listed below has received compensation from the Fund. All officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 30 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years

Steven F. Rocco (1979)	President and Chief Executive Officer	Since inception	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Managed, joined Lord Abbett in 2004.

Christopher J. Costello (1973)	Vice President and Assistant Secretary	Since inception	Senior Counsel, joined Lord Abbett in 2024 and was formerly Counsel at Linklaters LLP (2023–2024) and Director & Associate General Counsel at Allianz Global Investors (2012–2021).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Since inception	Senior Counsel, joined Lord Abbett in 2018.

Brooke A. Fapohunda (1975)	Vice President, Secretary and Chief Legal Officer	Since inception	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2006.

Basic Information About Management (concluded)

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Since inception	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Since inception	Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at Oppenheimer Funds, Inc. (2014–2019).

Kunjan Sheth (1982)	AML Compliance Officer	Since inception	Head of Distribution & Marketing Compliance, joined Lord Abbett in 2023 and was formerly a Compliance Manager at Invesco Distributors, Inc. (2018–2023).

Randolph A. Stuzin (1966)	Vice President and Assistant Secretary	Since inception	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Christine Y. Sun (1991)	Vice President and Assistant Secretary	Since inception	Counsel, joined Lord Abbett in 2024 and was formerly an Associate at Willkie Farr & Gallagher LLP (2017–2024).

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Floating Rate High Income Fund	99%

Of the distributions paid to the shareholders during the most recently ended fiscal year, the following amounts represent long-term capital gains:

Fund Name	Long-Term Capital Gains
Floating Rate High Income Fund	$45,725

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Floating Rate High Income Fund	LAFRHI-2 (02/25)

(b) Not applicable.

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Lord Abbett Family of Funds initially adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2024 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Lorraine Hendrickson, John Shaffer, and Lisa Shalett. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2024 and 2023 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

	Fiscal year ended:
	2024	2023
Audit Fees {a}	$80,000	$65,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	80,000	65,000

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$80,000	$65,000

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2024 and 2023 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

●	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
●	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2024 and 2023 were:

	Fiscal year ended:
	2024	2023
All Other Fees {a}	$250,000	$230,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2024 and 2023 were:

	Fiscal year ended:
	2024	2023
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

(a)	The Registrant’s “Schedule I - Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10:	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Board of Trustees’ general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 19(c).

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

As of the date of filing this Report:

Name and Title	Since	Recent Professional Experience
Kearney M. Posner	Inception (October 2023)	Ms. Posner joined Lord Abbett in 2015, is a Portfolio Manager and was named Partner in 2022. Her previous experiences includes serving as Director, Leveraged Finance, Associate Director, Middle Market Leveraged Finance, and Associate, High Yield Research at Metropolitan Life Insurance Company; Assistant Vice President, Financial Guaranty at Radian Group; Analyst, Private Wealth Management at Goldman Sachs & Co.; and Analyst, Fixed Income Investment Banking at Painewebber Inc. She has worked in the financial services industry since 1999. She earned a BS in international economics from Georgetown University and an MBA from the Wharton School of Business at the University of Pennsylvania. She also is a holder of the Chartered Financial Analyst® (CFA) designation.
Eric P. Kang	September 2022	Mr. Kang joined Lord Abbett in 2015, and is a Portfolio Manager, and was named Partner in 2023. Prior to his current role, he worked as a Research Analyst for the Credit Research team, which supports all the taxable fixed income capabilities. His previous experience includes serving as Principal, Senior Analyst at MidOcean Credit Partners; Senior Analyst at Bell Point Capital Management; Analyst, Fundamental Credit Group at Citadel Investment Group; Vice President and Associate, Principal Credit Group at Merrill Lynch; and Analyst, Investment Banking at Donaldson, Lufkin & Jenrette. He began his career in the financial services industry in 1999. He earned a BS in economics from the Wharton School of Business at the University of Pennsylvania and an MBA from the Darden School of Business at the University of Virginia.
Steven F. Rocco	April 2023	Mr. Rocco, Co-Head of Taxable Fixed Income, joined Lord Abbett in 2004, and was named Partner in 2011. Prior to his current role, he served as Associate Portfolio Manager for the firm’s investment grade fixed income strategies. He has worked in the financial services industry since 2001. He earned a BA in economics from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.
Christopher J. Gizzo	September 2022	Mr. Gizzo, Deputy Director of Leveraged Credit, joined Lord Abbett in 2008, and was named Partner in 2022. Prior to his current role, he worked as a Research Analyst for the Credit Research team, which supports all the taxable fixed income capabilities. He has worked in the financial services industry since 2008. He earned a BS in applied economics and management from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of December 31, 2024.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Kearney Posner	2	4,977.80	2	221.90	0	0
Eric P. Kang	4	8,362.05	1	239.94	1	76.30
Steven F. Rocco	20	100,015.72	14	11,010.88	14	3,987.52
Christopher J. Gizzo	5	38,590.07	2	1,937.61	0	0

None of the registered investment companies, pooled investment vehicles or other accounts listed above are subject to an advisory fee that is based on the performance of the account.

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

(a)(3) Portfolio Manager Compensation

The discussion below describes the portfolio managers’ compensation as of December 31, 2024.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

(a)(4) Securities Ownership of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of December 31, 2024. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities*
Kearney M. Posner	$100,001 - $500,000
Eric P. Kang	$10,001 - $50,000
Steven F. Rocco	$100,001-$500,000
Christopher J. Gizzo	$10,001-$50,000

*Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b):	Portfolio Manager Changes Since Most Recent Annual Report

None.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15:	Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2024.

(1)	Gross income from securities lending activities	$581
(2)	Fees and/or compensation for securities lending activities and related services
	(a) Securities lending income paid to Citi for services as securities lending agent	$6
	(b) Collateral management expenses not included in (a)	$0
	(c) Administrative fees not included in (a)	$0

	(d) Indemnification fees not included in (a)	$0
	(e) Rebate (paid to borrowers)	$521
	(f) Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities	$527
(4)	Net income from securities lending activities	$53

(b) Citibank, N.A. (“Citi”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and Citi.

Item 18: Reward of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Not applicable.

(a)(3)	Certification of each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is provided as a part of EX-99.906CERT.

(c)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT FLOATING RATE HIGH INCOME FUND

By:	/s/Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 26, 2025

By:	/s/Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 26, 2025